UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Forest Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Forest Oil Corporation IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders to Be Held on Wednesday, May 11, 2011 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/fst Dear Forest Oil Corporation Shareholder: The 2011 Annual Meeting of Shareholders of Forest Oil Corporation (the “Company”) will be held at the Marriott Hotel, 1701 California St., Denver, CO 80202, on Wednesday, May 11, 2011, at 9:00 a.m. (MDT). Proposals to be considered at the Annual Meeting: (1) Election of two Class II directors to serve until the 2014 annual meeting of shareholders of the Company; (2) Approval, on an advisory basis, of the compensation of Forest's named executive officers; (3) Approval, on an advisory basis, of the frequency of holding future advisory votes on executive compensation; (4) Ratification of the appointment of Ernst & Young LLP as Forest’s independent registered public accounting firm for the year ending December 31, 2011; and (5) Consideration of such other business as may be properly brought before the meeting. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 4 and 5, and “3 YEARS” on Proposal 3, above. The Board of Directors has fixed the close of business on March 14, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 27, 2011 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1.888.313.0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/fst CONTROL NUMBER 94365 TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. You may vote in person by attending the annual meeting of shareholders to be held at the Marriott Hotel located on the corner of 18th and California Streets in downtown Denver. Meeting Location: Marriott Hotel 1701 California St. Denver, CO 80202 The following materials are available for you to review online: • the Company’s Notice of Annual Meeting and 2011 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1.888.313.0164 (outside of the U.S. and Canada call 201.680.6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/fst The Proxy Materials for Forest Oil Corporation are available to review at: http://www.proxyvoting.com/fst Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 94365 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.